SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT ("Amendment"), dated as of ~~August~~ September 13, 2019, is entered into by and between **Crossroads Financing, LLC**, a Connecticut limited liability company (as successor by assignment from Crossroads Financial Group, LLC herein called "LENDER") and **KidPik Corporation**., a Delaware corporation (with tax identification #81-3640708) (herein called "BORROWER").

RECITALS:

a) LENDER and BORROWER are parties to a Loan and Security Agreement dated September 5, 2017 (hereinafter referred to as the "Agreement").

b) BORROWER and LENDER have agreed to certain modifications of the Agreement as a result of the ongoing business relationship between the parties.

AGREEMENT

IN CONSIDERATION of the above recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. The above recitals are true and correct and are incorporated herein by this reference.

2. Each of the terms defined in the Agreement, unless otherwise defined herein, shall have the same meaning when used herein.

3. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall control.

a.) Section 1.2.48 is hereby deleted in its entirety and replaced with:

1.2.48 "Interest Rate" – 1.42% per month.

b.) Section 1.2.49.1 is hereby deleted in its entirety and replaced with:

1.2.49.1 "Key Employees" – Ezra Dabah and Jill Pasechnick.

c.) Section 1.2.55.1 is hereby deleted in its entirety and replaced with:

1.2.49.1 "Loan Fee" – 2% annually.

4. Except as herein amended, the Agreement remains in full force and effect and binding upon the Borrower without any defenses, setoffs or counterclaims of any kind whatsoever.

5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

Signature page to follow:

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment which shall be effective with the date of the Amendment.

BORROWER:

KIDPIK CORPORATION, a Delaware Corporation

By: ______________________
Name: Ezra Dabah
Title: President and CEO

LENDER:

CROSSROADS FINANCING LLC, a Connecticut limited liability company

By: ______________________
Name: Lee Haskin
Title: CEO